UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 29, 2003

STRATUS SERVICES GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15789	22-3499261
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

500 Craig Road, Suite 201, Manalapan, New Jersey  07726

(Address of principal executive offices)

(732) 866-0300

(Registrant’s telephone number including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

                Mr. H. Robert Kingston, Director, passed away on January 2, 2004.  The Company is not currently seeking a replacement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                (c)           The following exhibit is being furnished herewith:

EXHIBIT
99	New Release dated December 29, 2003, of Stratus Services Group, Inc.

ITEM 9.     REGULATION FD DISCLOSURE (Information provided under Item 12 — Results of Operations and Financial Condition).

                                The following information is being provided under Item 12 — Results of Operations and Financial Condition.  It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216.  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

                                On December 29, 2003, Stratus Services Group, Inc. issued a news release to report its financial results for the fiscal year ended September 30, 2003.  The release is furnished as Exhibit 99 hereto.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATUS SERVICES GROUP, INC.

By:	/s/ Joseph J. Raymond

Joseph J. Raymond

President & CEO

Date:  January 6, 2004